UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 29, 2025

Blaize Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4659 Golden Foothill Parkway, Suite 206 El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

(916) 347-0050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BZAI	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	BZAIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, Blaize Holdings, Inc., a Delaware corporation (the “Company”) issued a press release announcing the closing of the business combination with BurTech Acquisition Corp. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 14, 2025, the Company issued a press release announcing the Company’s partnership with VSBLTY Groupe Technologies Corp. to develop new AI-enabled hybrid technology for large-scale global safety and security solutions. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On January 15, 2025, the Company issued a press release announcing the appointment of Lane Bess as Chairman of the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

On January 16, 2025, the Company issued a press release announcing the Company’s partnership with alwaysAI to integrate alwaysAI’s advanced computer vision technology and remote deployment capabilities with the Company’s chipsets and edge devices. A copy of the press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K.

On January 24, 2025, the Company issued a press release announcing the appointment of Yoshiaki Fujimori and George de Urioste to the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.5 to this Current Report on Form 8-K.

On January 28, 2025, the Company issued a press release announcing the Company’s vision for transforming real-world applications through advanced AI model efficiency and edge-based solutions. A copy of the press release is furnished as Exhibit 99.6 to this Current Report on Form 8-K.

The Company uses its investor relations website to post important information for investors, including press releases, upcoming events, analyst presentations and supplemental financial information, and as a means of disclosing material non-public information and the Company will not furnish all press releases on Form 8-Ks in the future. Accordingly, investors should monitor the Company’s investor relations website, in addition to reviewing press releases, SEC filings and public conference calls and webcasts.

Item 9.01.	Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated January 13, 2025.

99.2	Press Release, dated January 14, 2025.

99.3	Press Release, dated January 15, 2025.

99.4	Press Release, dated January 16, 2025.

99.5	Press Release, dated January 24, 2025.

99.6	Press Release, dated January 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Blaize Holdings, Inc.

Date: January 29, 2025	By:	/s/ Dinakar Munagala
	Name:	Dinakar Munagala
	Title:	Chief Executive Officer